EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements on Forms S-8 (No. 333-65328, No. 333-108508) of Foodarama Supermarkets, Inc. and Subsidiaries, of our report dated January 25, 2006 relating to the consolidated financial statements for the fiscal year ended October 29, 2005, which is included in this Form 10-K filing. We also consent to the reference to our firm under the heading "Experts" in the prospectus included in the above-referenced Registration Statement and amendment thereto.


                                            /s/ AMPER, POLITZINER & MATTIA, P.C.
                                            ------------------------------------

Edison, New Jersey
January 25, 2006


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